UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 28, 2006

AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85248
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1
EX-99.2
EX-99.3

Item 7.01 Regulation FD Disclosures.
     As previously disclosed, on September 14, 2006, Amkor Technology, Inc. (the “Company”) announced that it was soliciting consents from the holders of its following series of notes: (i) $400.0 million aggregate outstanding principal amount of 9.25% Senior Notes due 2016 (CUSIP No. 031652AW0), (ii) $250.0 million aggregate outstanding principal amount of 7 1/8% Senior Notes due 2011 (CUSIP No. 031652AT7), (iii) $425.0 million aggregate outstanding principal amount of 7.75% Senior Notes due 2013 (CUSIP No. 031652AQ3), (iv) approximately $88.2 million aggregate outstanding principal amount of 9.25% Senior Notes due 2008 (CUSIP No. 031652AM2), (v) approximately $21.9 million aggregate outstanding principal amount of 10.5% Senior Subordinated Notes due 2009 (CUSIP No. 031652AE0), (vi) approximately $142.4 million aggregate outstanding principal amount of 5% Convertible Subordinated Notes due 2007 (CUSIP No. 031652AH3), and (vii) $190.0 million aggregate outstanding principal amount of 2.50% Convertible Senior Subordinated Notes due 2011 (CUSIP No. 031652AX8).
     In each case, the Company is seeking consents for a waiver of certain defaults and events of default, and the consequences thereof, that may have occurred or may occur under the indenture governing each series of notes (the “Indentures”) from the failure by the Company to file with the Securities and Exchange Commission and deliver to the trustee and the holders of such series of notes any reports or other information, including its quarterly report on Form 10-Q for the quarter ended June 30, 2006, and the waiver of the application of certain provisions of the Indentures.
     On September 28, 2006, Amkor announced, in the press release attached hereto as Exhibit 99.1, that it is amending the terms of the consent solicitation, including to extend the expiration date for the consent solicitation for each series of notes and increase certain of the consent fees offered in connection with the consent solicitation for each series of notes. The supplements to the consent solicitation statements delivered to the applicable holders of each series of the notes are furnished herewith as exhibits.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished herewith:

99.1	Press release dated September 28, 2006 regarding Amendment to the Company’s Consent Solicitation
99.2
Supplement dated September 28, 2006 to Consent Solicitation Statement dated September 14, 2006 related to the Company’s 9.25% Senior Notes due 2016, 7 1/8% Senior Notes due 2011, 7.75% Senior Notes due 2013, 9.25% Senior Notes due 2008 and 10.5% Senior Subordinated Notes due 2009

99.3
Supplement dated September 28, 2006 to Consent Solicitation Statement dated September 14, 2006 related to the Company’s 5% Convertible Subordinated Notes due 2007 and 2.50% Convertible Senior Subordinated Notes due 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2006	Amkor Technology, Inc.
/s/ Kenneth T. Joyce
Kenneth T. Joyce
Executive Vice President and Chief Financial Officer